UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 15, 2010

DRAGON ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	000-52132	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

c/o Nautilus Global Partners
700 Gemini, Suite 100
Houston, TX 77056
(Address of principal executive offices)

(281) 488-3883
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.	Other Events.

On April 15, 2010, Dragon Acquisition Corporation (the “Company”) issued a press release announcing that it had successfully closed a reverse acquisition transaction with Leewell Investment Group Limited, a Hong Kong company, and a private placement transaction with a group of accredited investors. A copy of this press release is attached hereto as Exhibit 99.1. The Company intends to file a current report on 8-K disclosing the material terms of these transactions within four business days.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated April 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2010

DRAGON ACQUISITION CORPORATION

/s/ Weiqing Zhang
Weiqing Zhang
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 15, 2010.